EXHIBIT 10.2

EMPLOYMENT AGREEMENT

AMENDMENT NO. 1

This Amendment No. 1 is made as of May 28, 2004 to that certain Employment Agreement, dated as of September 18, 2001 (the “Agreement”), between Crown Media Holdings, Inc., a Delaware corporation with offices at 6430 South Fiddlers Green Circle, Suite 500, Greenwood Village, Colorado 80111, or its permitted assigns (“Employer”), and David Evans, 1464 Lindacrest Drive, Beverly Hills, California 90210 (“Employee”).

WITNESSETH:

WHEREAS, Employer and Employee desire to extend the term of the Agreement upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is mutually acknowledged, the parties hereto agree as follows:

1.             Section 2 – Term of Employment shall be amended by replacing “the third anniversary date” with “the fourth anniversary date” thereby extending the Term until September 17, 2005, unless terminated earlier as provided in paragraph 8 of the Agreement.

2.             Section 3(a) – Salary; Signing Bonus shall be amended by providing that Employer shall pay to Employee a salary at the annual rate of $1,312,500 from September 18, 2004 through the end of the Term.

3.             Except to the extent amended herein, all terms and conditions of the Agreement shall remain in full force and effect.

4.             This Amendment No. 1 is contingent upon and subject to Employer and Employee executing an Amendment to that certain Restricted Stock Unit Agreement dated as of May 29, 2003 between the parties, which Amendment shall be substantially in the form attached hereto as Exhibit A.

5.             This Amendment No. 1 may be signed in any number of counterparts, each of which shall be an original, and all of which, taken together, shall constitute one instrument.

IN WITNESS WHEREOF, Employer has by its appropriate officer signed this Amendment No. 1 and Employee has signed this Amendment No. 1 as of the day and year first above written.

CROWN MEDIA HOLDINGS, INC.

By:	/s/ Charles Stanford

Title:	Executive Vice President, General Counsel

EMPLOYEE

/s/ David Evans
David Evans